CARL T. CHADBURN




I elect to receive the amount payable under Section 4 (a)(i)(D) of the Change of Control Agreement as:



[_]  A lump sum; or


[X]  An annuity form of payment as I elected for the Employee Pension Plan.





 /s/ Carl T. Chadburn
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         Carl T. Chadburn                        Social Security Number


 /s/ Margaret N. Chadburn                               8-29-02
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              Witness                                     Date